                                                                    Exhibit 20.2

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                         Statement to Certificateholders
                                 April 15, 1999
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
                 ORIGINAL          PRIOR                                                                             CURRENT
                   FACE          PRINCIPAL                                                 REALIZED   DEFERRED       PRINCIPAL
  CLASS           VALUE           BALANCE       INTEREST      PRINCIPAL         TOTAL       LOSSES    INTEREST        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    A        1,495,963,171.74  131,957,185.00  648,789.49   15,527,977.36   16,176,766.85     0.00      0.00      116,429,207.64
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS      1,495,963,171.74  131,957,185.00  648,789.49   15,527,977.36   16,176,766.85     0.00      0.00      116,429,207.64
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------               --------------------------------
              FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                             PASS-THROUGH RATES
--------------------------------------------------------------------------------               --------------------------------
            PRIOR                                                   CURRENT                                        CURRENT
          PRINCIPAL                                                 PRINCIPAL                                     PASS-THRU
 CLASS      FACTOR        INTEREST      PRINCIPAL      TOTAL         FACTOR                          CLASS           RATE
--------------------------------------------------------------------------------               --------------------------------
    A    88.2088460     0.433693       10.379920     10.813613     77.8289264                          A          5.900000 %
 TOTALS  88.2088460     0.433693       10.379920     10.813613     77.8289264                  --------------------------------
--------------------------------------------------------------------------------

 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                           ADMINISTRATOR LISTED BELOW:
                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com
--------------------------------------------------------------------------------

[Image]      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 April 15, 1999
--------------------------------------------------------------------------------
                                 MONTHLY REPORT


                                           Due Period                                           41

                                           Due Period Beginning Date                      03/01/99

                                           Due Period End Date                            03/31/99

                                           Determination Date                             04/09/99
 I. Monthly Expense Summary

             A. Servicing Fee Disbursement                                              109,964.32

             B. Cash Collateral Account Expense                                               0.00

             C. Total Expenses Paid (per $1000 of Original Principal
                Amount)                                                                     0.0735

 II.  Cash Collateral Account Deposit Amount                                                  0.00

 III. Outstanding Advance Summary
             A. From Prior Period                                                     3,831,069.31

             B. From Current Period                                                   3,776,444.51

             C. Change in Amount Between Periods (Line B - A)                           -54,624.80

 IV. Available Cash Collateral Account Information for Due Period
             A. Available Cash Collateral Amount                                     11,219,723.79

             B. Available Cash Collateral Amount Percentage                                 8.5025%

V. Available Cash Collateral Account Information for Next Period
             A. Available Cash Collateral Amount                                     11,219,723.79

             B. Available Cash Collateral Amount Percentage                                 9.6365%

 VI. Required Cash Collateral Amount
             A. For the Current Collection Period                                    11,219,723.79

             B. For the Next Collection Period                                       11,219,723.79

 VII. Payment Summary for Servicer
             A. Monthly Servicing Fees

                    1. Scheduled Monthly Servicing Fee                                  109,964.32

             B. Monthly Disbursements to Servicer

                    1. Monthly Servicing Fee and Unpaid Servicing Fee                   109,964.32

                    2. Reimbursed Advance Amount                                        205,708.36

                    3. Net Investment Earnings on Certificate Account                         0.00

                    4. Total (Lines 1 thru 3)                                           315,672.68

             C. Advance by Servicer                                                     151,083.56

             D. Net Disbursement to Seller (Lines B - C)                                164,589.12

 VIII. Certificate Account Surplus from Cert Acct to Cash Collateral Acct                     0.00

 IX. Disbursements on Cash Collateral Loan
             A. Interest Payment on Loan                                                      0.00

             B. Fees and Expenses on Loan                                                     0.00

             C. Principal Payment on Loan                                                     0.00

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 April 15, 1999
--------------------------------------------------------------------------------

 X. Repayment to Seller
             A. From Available Cash Collateral Funds                                     47,232.31

             B. From Certificate Account

                    1. Excess Funds                                                     262,772.46

                    2. Certificate Amount Surplus                                             0.00

                    3. Excess Amount ( Lines 1 - 2)                                     262,772.46

             C. Excess Amount Paid Seller (Lines A + B)                                 310,004.77

 XI. Recoveries of Defaulted Receivables for Due Period                                  71,234.11

 XII. Recoveries of Interest Delinquencies for Due Period                               205,708.36



 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 April 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

 I. Available Amount in the Certificate Account
             A. Credits

                    1. Payments from Obligors Applied to Collection Period

                               a. Principal Payments                                 15,204,807.03

                               b. Recovery of Advance                                   197,450.07

                               c. Other Interest Payments                               893,734.56

                               d. Total (A thru C)                                   16,295,991.66

                    2. Repurchase Amount from Repurchased Receivables

                               a. Principal before Cutoff Date                                0.00

                               b. Interest before Cutoff Date                                 0.00

                               c. Principal Payments                                    231,679.47

                               d. Recovery of Advance                                     3,614.98

                               e. Other Interest Payments                                 1,606.57

                               f. Total (A thru E)                                      236,901.02

                    3. Reversal from Defaulted Contracts                                      0.00

                    4. Recovery of Defaulted Receivables                                 71,234.11

                    5. Recovery Amount Before Cutoff Date (Excluding Repurchased
                       Receivables)
                                                                                              0.00
                               a. Principal
                                                                                              0.00
                               b. Interest
                                                                                              0.00
                               c. Total (A thru B)
                                                                                              0.00
                    6. Investment Earnings on Certificate Account
                                                                                              1.64
                    7. Net Adjustments
                                                                                        151,083.56
                    8. Advance by Servicer
                                                                                              0.00
                    9. Overpayment from Obligors
                                                                                     16,755,211.99
                   10. Total Credits

             B. Debits
                                                                                              0.00
                    1. Overpayments from Obligors

                    2. Recovery Amount Before Cutoff Date to Seller
                                                                                              0.00
                               a. Principal
                                                                                              0.00
                               b. Interest.
                                                                                              0.00
                               c. Total (Lines A thru B)
                                                                                              0.00
                    3. Reversal from Defaulted Contracts

                    4. Reimbursement of Advance
                                                                                        201,065.05
                               a. From Payments of Non-Defaulted Receivables
                                                                                              0.00
                               b. From Recovery of Defaulted Receivables
                                                                                        201,065.05
                               c. Total (Lines A thru B)
                                                                                              0.00
                    5. Net Investment Earnings on Certificate Account
                                                                                        201,065.05
                    6. Total Debits (Lines 1 thru 5)
                                                                                     16,554,146.94
             C. Total Available Amount

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 April 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT


 II. Reimbursement of Advance on Defaulted Receivables
             A. Recovery of Advance                                                       3,912.88

             B. Unreimbursed Advance from Prior Period                                        0.00

             C. Reimbursed Amount (Min: Lines A and B)                                        0.00

 III. Excess Collections for Collection Period
             A. Excess Spread Amount                                                    287,686.64

             B. Net Recovery of Defaulted Receivables

                    1. Recovery of Defaulted Receivables                                 71,234.11

                    2. Reimbursement of Advance                                               0.00

                    3. Net Recovery of Defaulted Receivables (Lines 1-2)                 71,234.11

             C. Excess Spread Amount to this Periods Defaulted Receivables

                    1. Balance on Defaulted Receivables

                               a. Principal                                              91,490.86

                               b. Advanced Interest                                       4,643.31

                               c. Unadvanced Interest                                        14.12

                               d. Total (Lines A thru C)                                 96,148.29

                    2. Amount Applied to Default Balance (Min: Lines A+B and C.1)        96,148.29

             D. Principal Carryover Shortfall                                                 0.00

             E. Adjustment to Excess Collection                                               0.00

             F. Excess Collections                                                      262,772.46

 IV. Scheduled Monthly Disbursements
             A. Unreimbursed Advance on Defaulted Receivables                                 0.00

             B. Principal and Interest to Certificateholders

                    1. Monthly Prinicpal

                               a. From Repurchsed Receivables                           231,679.47

                               b. From Defaulted Receivables                             91,490.86

                               c. Principal Payment                                  15,204,807.03

                               d. Total (Lines A thru C)                             15,527,977.36

                    2. Monthly Interest                                                 648,789.49

                    3. Unpaid Interest                                                        0.00

                    4. Principal Carryover Shortfall                                          0.00

                    5. Total                                                         16,176,766.85

             C. Servicing Fee to Servicer

                    1. Monthly Servicing Fee                                            109,964.32

                    2. Overdue Monthly Servicing Fee                                          0.00

                    3. Total (Lines 1 thru 2)                                           109,964.32

             D. Total (Lines A thru C)                                               16,286,731.17

 V. Payment Deficiency Amount
             A. Scheduled Monthly Disbursements                                      16,286,731.17

             B. Available Distribution Amount

                    1. Available Amount in Certificate Account                       16,554,146.94

                    2. Excess Collections in Certificate Account                        262,772.46

                    3. Reimbursed Advance on Defaulted Receivables from Excess Spread     4,643.31

                    4. Available Distribution Amount (Lines 1-2-3)                   16,286,731.17

             C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)                         0.00

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 April 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT


 VI. Cash Collateral Account Withdrawal
             A. Available Cash Collateral Amount for the Collection Period           11,219,723.79

             B. Payment Deficiency Amount                                                     0.00

             C. Cash Collateral Account Withdrawal                                            0.00

 VII. Disbursements from the Certificate Account with CCA Withdrawal
             A. Available Distribution Amount

                    1. Available Distribution Amount from Certificate Account        16,554,146.94

                    2. Excess Collections                                               262,772.46

                    3. Cash Collateral Account Withdrawal                                     0.00

                    4. Reimbursed Advance on Defaulted Receivables from
                       Excess Spread                                                      4,643.31

                    5. Available Amount (Lines 1 - 2 + 3 - 4)                        16,286,731.17

             B. Disbursements of Advance on Defaulted Receivables                             0.00

             C. Disbursements to Certificateholders                                  16,176,766.85

             D. Monthly Servicing Fee and Overdue Servicing Fee                         109,964.32

             E. Excess Funds from Certificate Account

                    1. Available Amount after Distribution (Lines A - B - C - D)              0.00

                    2. Excess Collections                                               262,772.46

                    3. Excess Funds (Lines 1 + 2)                                       262,772.46

 VIII. Average Certificate Principla Balance for the Collection Period
             A. Beginning Balance                                                   131,957,185.00

             B. Ending Balance                                                      116,429,207.64

             C. Average Balance (Lines (A + B) / 2)                                 124,193,196.32

 IX. Delinquency and Defaults Information


                         -----------------------------------------------------
                                                Group 1
                         -----------------------------------------------------
                                                 Delinquency     Principal
                         Period         Number   Amount          Balance
                         -----------------------------------------------------
                         30-59 days       530    344,451.30     2,138,531.24
                         60-89 days       130    133,821.15       617,565.74
                         90-119 days       45     59,373.52       219,970.19
                         120+149 days      24     40,334.54       121,866.66
                         150+179 days      14     37,282.99        97,240.88
                         180+209 days       7     16,283.59        31,494.89
                         210+239 days       4     10,936.90        25,750.98
                         240+Days
                         Delinquent         0          0.00             0.00
                         -----------------------------------------------------
                         Total            754    642,483.99     3,252,420.58
                         -----------------------------------------------------

             B. Principal Amount of Loans in Defaulted Receivables                       91,490.86

             C. Delinquency Percentage
                                                                                      1,113,889.34
                    1. Outstanding Principal Balance for Deliquency >= 60 Days
                                                                                    116,429,207.64
                    2. Portfolio Principal Ending Balance for the Collection
                       Period
                                                                                            0.9567%
                    3. Delinquency Percentage


 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 April 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

 X. Portfolio Average Delinquency Rate
             A. Delinquency Rate for Second Prior Period                                                1.1297%

             B. Delinquency Rate for Prior Period                                                       1.0759%

             C. Delinquency Rate for Current Period                                                     0.9567%

             D. Average Deliquency Rate                                                                 1.0541%

 XI. Portfolio Average Three Due Periods Charge Off Rate
             A. Charge Off Rate for Second Prior Period                                                 0.7477%

             B. Charge Off Rate for Prior Period                                                        0.5088%

             C. Charge Off Rate for Current Period

                    1. Principal Recoveries of Defaulted Receivables                                 65,776.31

                    2. Principal on Defaulted Receivables                                            91,490.86

                    3. Average Pool Balance for Collection Period                               124,193,196.32

                    4. Charge Off Rate (12 * (Lines (2 - 1) / 3)                                        0.2485%

             D. Average Charge Off Rate ((Lines A thru C) / 3)                                          0.5017%

 XII. Required Cash Collateral Amount for Next Collection Period
             A. Cash Collateral Floor Amount

                    1. Maximum Amount                                                            11,219,723.79

                    2. Possible Floor Amount

                               a. Pool Principal Balance at the Beginning of Collection
                                  Period                                                        131,957,185.00

                               b. Cumulative Monthly Interest Through Final Distribution
                                  Date                                                           20,112,474.28

                               c. Cumulative Monthly Servicing Fee Through Final Distribution
                                  Date                                                            3,408,893.95

                               d. Total (Lines A thru C)                                        155,478,553.23

                    3. Cash Collateral Floor Amount (Min: Lines 1 & 2)                           11,219,723.79

             B. Possible Cash Collateral Amount

                    1. Cash Collateral Percentage

                               a. Average Three Period Delinquency Percentage                           1.0541%

                               b. Delinquency Percentage Trigger                                        1.2500%

                               c. Average Three Period Charge Off Rate                                  0.5017%

                               d. Charge Off Rate Trigger                                               1.2500%

                               e. Maximum Cash Collateral Percentage Specified                          7.0000%

                               f. Minimum Cash Collateral Percentage Specified                          5.0000%

                               g. Cash Collateral Percentage Applied (If a>b or c>d, then e,
                                  else f)                                                               5.0000%

                    2. Pool Principal Balance                                                   116,429,207.64

                    3. Possible Amount                                                            5,821,460.38

             C. Required Cash Collateral Amount (Max: Lines A & B)                               11,219,723.79

 XIII. Deposit to Cash Collateral Account
             A. Excess Funds from Certificate Account                                               262,772.46

             B. Required Deposit to Cash Collateral Account

                    1. Required Cash Collateral Amount for Next Period                           11,219,723.79

                    2. Available Cash Collateral Amount                                          11,219,723.79

                    3. Cash Collateral Account Withdrawal                                                 0.00

                    4. Required Deposit Amount (Max: 0 & Lines 1-2+3)                                     0.00

             C. Deposit Amount to Cash Collateral Account (Min: Lines A & B)                              0.00

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 April 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

 XIV. Memorandum Spread Account Unfunded Amount
             A. Memorandum Spread Account Cap

                    1. Cash Collateral Floor Amount                                  11,219,723.79

                    2. Possible Cap

                               a. Pool Principal Balance                            116,429,207.64

                               b. Memorandum Spread Account Cap Percentage

                    1. Average Three Period Charge Off Rate                                 0.5017%

                    2. Minimum Charge Off Rate Trigger                                      1.2500%

                    3. Average Three Period Delinquency Rate                                1.0541%

                    4. Minimum Delinquency Percentage                                       1.2500%

                    5. Minimum Cap Percentage Specified                                     1.0000%

                    6. Maximum Cap Percentage Specified                                     2.0000%

                    7. Memorandum Spread Account Cap Percentage
                       (If 1 (less than/equal to) 2 and 3 (less than/equal to) 4
                       then 5 else 6)                                                       1.0000%

                               c. Possible Amount (Lines a * b)                       1,164,292.08

                    3. Memorandum Spread Account Cap (Max: Lines (1 + 2))            11,219,723.79

             B. Memorandum Spread Account Amount

                    1. Available Cash Collateral Amount                              11,219,723.79

                    2. Cash Collateral Account Deposit                                        0.00

                    3. Cash Collateral Account Withdrawal                                     0.00

                    4. Principal Balance on Cash Collateral Loan                              0.00

                    5. Memorandum Spread Account Amount
                      (Max: 0 & Lines 1 + 2 - 3 - 4)                                 11,219,723.79

             C. Memorandum Spread Account Unfunded Amount (Max: 0 & Lines A - B)              0.00

 XV. Available Cash Collateral Payment Funds
             A. Certificate Account Surplus

                    1. Excess Funds from Certificate Account                            262,772.46

                    2. Memorandum Spread Account Unfunded Amount                              0.00

                    3. Certificate Account Surplus                                            0.00

             B. Cash Collateral Account Surplus

                    1. Available Cash Collateral Amount                              11,219,723.79

                    2. Cash Collateral Account Deposit                                        0.00

                    3. Cash Collateral Account Withdrawal                                     0.00

                    4. Required Cash Collateral Amount for Next Period               11,219,723.79

                    5. Cash Collateral Account Surplus (Max: 0 &
                       Lines 1 + 2 - 3 - 4)                                                   0.00

             C. Investment Earnings on Cash Collateral Account                           47,232.31

             D. Available Cash Collateral Payment Funds                                  47,232.31

 XVI. Scheduled Disbursement on Cash Collateral Loan
             A. Scheduled Interest

                    1. Interest on Deposit Rate Portion                                       0.00

                    2. Interest on Base Rate Portion                                          0.00

                    3. Unpaid Interest                                                        0.00

                    4. Total (Lines 1 thru 3)                                                 0.00

             B. Fees and Expenses

                    1. Fees and Expenses                                                      0.00

                    2. Overdue Fees and Expenses                                              0.00

                    3. Total (Lines 1 thru 2)                                                 0.00

             C. Total (Lines A + B)                                                           0.00

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 April 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

 XVII. Excess From Memorandum Spread Account
             A. Memorandum Spread Account Cap                                                    11,219,723.79

             B. Adjusted Memorandum Spread Account Amount

                    1. Memorandum Spread Account Amount                                          11,219,723.79

                    2. Investment Earnings on Cash Collateral Account                                47,232.31

                    3. Interest Due to Cash Collateral Loan                                               0.00

                    4. Fees and Expenses to Cash Collateral Loan                                          0.00

                    5. Adjusted Memorandum Spread Account Amount
                      (Max: 0 & Lines 1 + 2 - 3 - 4)                                             11,266,956.10

             C. Excess from Memorandum Spread Account                                                47,232.31

 XVIII. Disbursement of Available Cash Collateral Payment Funds
             A. Available Cash Collateral Payment Funds                                              47,232.31

             B. Interest Payment to Cash Collateral Loan                                                  0.00

             C. Fees and Expenses on Cash Collateral Depositor                                            0.00

             D. Principal Payment to Cash Collateral Loan

                    1. Available Disbursement Amount

                               a. Available Amount after Disbursement of Interest,
                                  Fees, & Expenses                                                   47,232.31

                               b. From Excess of Memorandum Spread Account                           47,232.31

                               c. Available Disbursement Amount                                           0.00

                    2. Principal Balance on Cash Collateral Loan                                          0.00

                    3. Principal Payment                                                                  0.00

             E. Excess Amount to Seller                                                              47,232.31

 XIX. Available Cash Collateral Amount for Next Distrbution Date
             A. Available Cash Collateral Amount

                    1. Available Cash Collateral Amount                                          11,219,723.79

                    2. Cash Collateral Account Deposit from Certificate Account                           0.00

                    3. Cash Collateral Account Withdrawal                                                 0.00

                    4. Cash Collateral Account Surplus                                                    0.00

                    5. Available Cash Collateral Amount ( Lines 1 + 2 - 3 - 4 )                  11,219,723.79

             B. Available Cash Collateral Percentage                                                    9.6365%

 XX. Reimbursed Advance
             A. From Payment in Certificate Account                                                 201,065.05

                    B. From Excess Spread                                                             4,643.31

             C. From Certificate Account with Cash Collateral Withdrawal                                 0.00

             D. Total (Lines A thru C)                                                              205,708.36

 XXI. Excess Amount to Seller
             A. From Available Cash Collateral Payment Funds                                         47,232.31

             B. From Certificate Account

                    1. Excess Funds                                                                 262,772.46

                    2. Certificate Account Surplus                                                        0.00

                    3. Excess Amount                                                                262,772.46

             C. Excess Amount to Seller (Lines A thru B)                                            310,004.77

 XXII. Weighted Average Coupon as of Current Period                                                     9.4961%

 XXIII. Weighted Average Maturity as of Current Period                                             13.89547332

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                      Chase Manhattan Grantor Trust 1995-B
                                 April 15, 1999
--------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT

I. Defaulted Receivables Summary
             A. Beginning Balance

                    1. Principal                                                                 7,732,456.41

                    2. Interest                                                                    297,889.26

                    3. Total                                                                     8,030,345.67

             B. Additions

                    1. Principal                                                                    91,490.86

                    2. Interest                                                                      4,657.43

                    3. Total (Lines 1 thru 2)                                                       96,148.29

             C. Net Recoveries

                    1. Principal                                                                    65,776.31

                    2. Interest                                                                      4,004.96

                    3. Excess                                                                        1,452.84

                    4. Total (Lines 1 thru 3)                                                       71,234.11

             D. Adjustments on Excess from Recoveries                                                1,452.84

             E. Ending Balance

                    1. Principal                                                                 7,758,170.96

                    2. Interest                                                                    298,541.73

                    3. Total (Lines 1 + 2)                                                       8,056,712.69

 II. Portfolio Delinquency Summary
             A. Beginning Balance                                                                2,793,273.80

             B. Additions                                                                        1,476,209.50

             C. Recoveries

                    1. From Repurchased Receivables                                                 14,982.72

                    2. Delinquency Adjustments on Matured Contracts                                  2,289.91

                    3. Others                                                                    2,298,042.22

                    4. Total (Lines 1 thru 3)                                                    2,315,314.85

             D. To Defaulted Receivables                                                            24,733.58

             E. Ending Balance                                                                   1,929,434.87

 III. Outstanding Advances Summary
             A. Beginning Balance                                                                3,831,069.31

             B. Additions                                                                          151,083.56

             C. Reimbursements

                    1. For Defaulted Receivables

                               a. From Receivables Excess Spread                                     4,643.31

                               b. From Cash Collateral Withdrawal                                        0.00

                               c. From Recoveries of Defaulted Receivables                               0.00

                               d. Total (Lines a thru c)                                             4,643.31

                     2. Others                                                                     201,065.05

                     3. Total (Lines 1 thru 2)                                                     205,708.36

             D. Ending Balance (Lines A + B - C)                                                 3,776,444.51

 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
                       Chase Manhattan Grantor Trust 1995-B
                                  April 15, 1999
--------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT

IV. Unreimbursed Advances of Defaulted Receivables Summary
             A. Beginning Balance                                                                          0.00

             B. Additions                                                                              4,643.31

             C. Reimbursements

                    1. From Recoveries of Defaulted Receivables                                            0.00

                    2. From Excess Reserve Account                                                     4,643.31

                    3. From Cash Collateral Withdrawal                                                     0.00

                    4. Total                                                                           4,643.31

             D. Ending Balance (Lines A + B - C)                                                           0.00

 V. Maturity Interest Deficiency Summary
             A. Beginning Balance                                                                  2,347,881.36

             B. Additions                                                                             73,853.26

             C. Ending Balance                                                                     2,421,734.62

 VI. Certificate Principal Balance
             A. Beginning Balance                                                                131,957,185.00

             B. Monthly Prinicpal

                    1. Defaulted Receivables                                                          91,490.86

                    2. Repurchased Receivables                                                       231,679.47

                    3. Principal Payment                                                          15,204,807.03

                    4. Total (Lines 1 thru 3)                                                     15,527,977.36

             C. Ending Balance (Lines A - B)                                                     116,429,207.64

 VII. Automobiles Receivables Balance Summary
             A. Beginning Balance                                                                131,957,185.00

             B. Automobile Receivable Monthly Principal

                    1. Defaulted Receivables                                                          91,490.86

                    2. Others                                                                     15,436,486.50

                    3. Total (Lines 1 thru 2)                                                     15,527,977.36

             C. Ending Balance                                                                   116,429,207.64

 VII. Automobiles Tally Summary
             A. Beginning Number of Receivables                                                          32,408

             B. Additions                                                                                     0

             C. Deductions

                    1. Repurchased Receivables                                                               34

                    2. Defaulted Receivables                                                                 23

                    3. Matured Receivables                                                                1,972

                    4. Total (Lines 1 thru 3)                                                             2,029

             D. Ending Number of Receivables                                                             30,379

VIII. Cash Collateral Loan Summary
             A. Beginning Balance                                                                          0.00

             B. Repayment of Loan                                                                          0.00

             C. Ending Balance                                                                             0.00
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